SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                             DECEMBER 22, 2000
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Date of earliest event reported:            DECEMBER 21, 2000
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                              WEINER'S STORES, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                 0-23671                76-0355003
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(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)


6005 WESTVIEW DRIVE, HOUSTON, TEXAS                             77055
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code   (713) 688-1331
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------

         99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated December 21, 2000, to the United States Trustee


ITEM 9.  REGULATION FD DISCLOSURE
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        The Registrant hereby incorporates by reference into this Item 9 the
Certificate of Compliance, dated December 21, 2000, and the following financial statements contained in the report filed by the Registrant on December 22, 2000 with the United States Trustee in connection with the Registrant's reorganization under chapter 11 of the Bankruptcy Code, all of which are attached as Exhibit 99.1 hereto and which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed:

         o Statement of Operations for the month and years ended October 2000 and October 1999;

         o        Balance Sheets for October 2000 and October 1999;

         o Statements of Cash Flows for the months ended October 2000 and October 1999;

         o Statement of Operations for the month and years ended November 2000 and November 1999;

         o        Balance Sheets for November 2000 and November 1999; and

         o Statements of Cash Flows for the months ended November 2000 and November 1999.






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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WEINER'S STORES, INC.


                          By: /s/ Michael S. Marcus
                             ------------------------------------------
                                Michael S. Marcus
                                Vice President,  Chief Financial  Officer,
                                Treasurer and Secretary

Dated:  December 22, 2000









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                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         99.1 Certificate of Compliance and certain financial statements contained in the Registrant's report, dated December 21, 2000, to the United States Trustee














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